SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2005

AQUATIC CELLULOSE INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-21384	82-0381904
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2504 43RD Street, Suite 5 Vernon, BC, V1T 6L1 Canada
(Address of principal executive offices)

(250) 558-4216
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Change in Registrant’s Certifying Accountant.

By way of letter dated April 11, 2005 Wong Johnson and Associates, a Professional Corporation, (the “Former Accountants”) confirmed to Aquatic Cellulose International Corp. (the “Company”) their earlier verbal notification that they resigned as the Company’s principal accountants effective March 6, 2005 because they ceased auditing publicly traded companies.

The Former Accountants’ reports on the consolidated financial statements for the years ended May 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles.

The Former Accountants’ report on the consolidated financial statements of the Company as of and for the year ended May 31, 2004, contained two explanatory paragraphs, which read as follows:

Aquatic Cellulose International Corporation (the "Company") has experienced recurring losses, has negative working capital and an accumulated deficit as of May 31, 2004. These factors raise substantive doubt about the Company’s ability to continue as a going concern Management’s plans in regard to these matters is disclosed in Note 2.

Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or other adjustments that might result from the outcome of this uncertainty.

The Company’s Board of Directors has received and accepted the resignation of the Former Accountants.

During the last two years preceding the Former Accountants’ resignation and for the interim period from June 1, 2004 through April 11, 2005, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference to the subject matter of the disagreements in connection with the Former Accountants’ reports.

During the last two years preceding the Former Accountants’ resignation and for the interim period from June 1, 2004 through April 11, 2005, there were no “reportable events” as defined by regulation S-K, Item 304(a)(1)(v)(A) through (D).

After receiving the letter of resignation of the Former Accountants and on April 20, 2005, the Company engaged Peterson Sullivan, PLLC, of Seattle, Washington (the "New Accountants") as the principal accountants to audit the Company’s financial statements. Prior to formally engaging the New Accountants, the Audit Committee of the Company’s Board of Directors approved said action with respect to the New Accountants.

A letter from the Former Accountants addressed to the Securities & Exchange Commission (“SEC”) stating that the Former Accountants agree with the statements contained herein has been filed as an exhibit to this report.

Item 9.0    Financial Statements and Exhibits.

(c). Exhibits

16.1	Letter of Agreement from Wong Johnson and Associates, a Professional Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 28, 2005

Aquatic Cellulose International Corp.

                            By: /s/ Sheridan Westgarde
                             _______________________
                             Sheridan Westgarde
             Chief Executive Officer